INVENTORY, NET	6 Months Ended
Jun. 30, 2023
Inventories [Abstract]
INVENTORY, NET	INVENTORY, NET

(US$ MILLIONS)	June 30, 2023	December 31, 2022
Raw materials and consumables	$1,297	$1,485
Fuel products (1)	623	850
Work in progress	876	778
RTFO certificates	518	415
Finished goods and other (2)	1,652	1,658
Carrying amount of inventories	$4,966	$5,186
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(1)Fuel products that are traded in active markets are purchased with a view to resell in the near future. As a result, these stocks of fuel products are recorded at fair value based on quoted market prices.
(2)Finished goods and other comprises finished goods inventory in the industrials segment.